Exhibit 10.2

SOVEREIGN BANK — LOAN NO. 17003864 (REVOLVING CREDIT FACILITY)

SEVENTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AND AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE (this “Amendment”) dated as of SEPTEMBER 16, 2013 (the “Effective Date”), is by and between SOVEREIGN BANK, a Texas state bank (together with its successors and assigns, “Lender”) and TGC INDUSTRIES, INC., a Texas corporation (“Debtor”).

RECITALS

WHEREAS, Debtor and Lender entered into that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of SEPTEMBER 16, 2009 (as amended, modified, and restated from time to time, the “Agreement”), pursuant to which Lender agreed to make certain credit facilities available to Debtor on the terms and conditions set forth therein; and

WHEREAS, Debtor has executed and delivered to Lender that certain AMENDED AND RESTATED PROMISSORY NOTE dated as of SEPTEMBER 16, 2009 (as amended, modified, and restated from time to time, the “Note”) in the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00); and

WHEREAS, the parties desire to amend the Agreement and the Note pursuant to the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

2.                                      Extension of Maturity Date of Revolving Credit Note.  Effective as of the Effective Date, the term “Revolving Credit Maturity Date” as used in the Agreement and the term “Maturity Date” as used in the Revolving Credit Note shall each be amended to mean: “the earlier of (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; or (ii) SEPTEMBER 16, 2014.”

3.                                      Note Rate.  The first sentence of Section 1 of the Note is hereby amended to read as follows:

“The Rate shall be the LESSER of: (a) the MAXIMUM RATE, or (b) the GREATER of (i) the PRIME RATE, or (ii) FIVE PERCENT (5.00%).”

4.                                      Conditions Precedent.  The obligations of Lender under this Amendment shall be subject to the condition precedent that Debtor shall have executed and delivered to Lender this Amendment and such other documents and instruments incidental and appropriate to the transaction provided for herein as Lender or its counsel may reasonably request.

5.                                      Payment Expenses.  Debtor agrees to pay all reasonable attorneys’ fees of Lender in connection with the drafting and execution of this Amendment.

6.                                      Ratifications.  Except as expressly modified and superseded by this Amendment, the Agreement and the other Loan Documents are ratified and confirmed and continue in full force and effect.  The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Without limiting the generality of the foregoing, Debtor hereby ratifies and confirms that all liens heretofore granted to Lender were intended to, do and continue to secure the full payment and performance of the indebtedness arising under the Loan Documents.  Debtor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect those liens and preserve and protect the rights of Lender in respect of all present and future collateral.  The terms, conditions and provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.

7.                                      Representations, Warranties and Confirmations.  Debtor hereby represents and warrants to Lender that (a) this Amendment and any other Loan Documents to be delivered under this Amendment (if any) have been duly executed and delivered by Debtor, are valid and binding upon Debtor and are enforceable against Debtor in accordance with their terms, except as limited by any applicable bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Debtor of this Amendment or any other Loan Document to be delivered under this Amendment, and (c) the execution, delivery and performance by Debtor of this Amendment and any other Loan Documents to be delivered under this Amendment do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements or understandings to which Debtor is a party or by which Debtor is bound.

8.                                      Release.  Debtor hereby acknowledges and agrees that there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against Lender or the terms and provisions of or the obligations of Debtor under the Loan Documents and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining thereto, and that Debtor has no right to seek affirmative relief or damages of any kind or nature from Lender.  To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Debtor hereby waives, and hereby knowingly and voluntarily releases and forever discharges Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

9.                                      Multiple Counterparts.  This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement.  Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

10.                               Reference to Loan Documents.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to any Loan Document shall mean and refer to such Loan Document as amended hereby.

11.                               Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

12.                               Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

NOTICE OF FINAL AGREEMENT

THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

LENDER:		ADDRESS:

SOVEREIGN BANK		6060 Sherry Lane
Dallas, TX 75225
By:	/s/ Stephanie Baird Velasquez
Name:	Stephanie Baird Velasquez
Title:	Area President

With copies of notices to:		GARDERE WYNNE SEWELL LLP
1601 Elm Street, Suite 3000
Dallas, TX 75201-4761
Attention: Steven S. Camp

DEBTOR:		ADDRESS:

TGC INDUSTRIES, INC.		101 E. Park Blvd., Suite 955
Plano, TX 75074
By:	/s/ Wayne Whitener
Name:	Wayne Whitener
Title:	President & CEO